Exhibit 24

POWER OF ATTORNEY

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Know all men by these presents, that I, Jerome J. Selitto, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of R.G. Schultz and J.H. Van Harmelen as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of January 2013.

/s/ Jerome J. Selitto
Member of the Board of Directors of
Great-West Life & Annuity Insurance Company

Witness:

/s/ Kristin Lee Dunlap
Signature

Kristin Lee Dunlap
Name (Printed)

POWER OF ATTORNEY

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Know all men by these presents, that I, Gregory D. Tretiak, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of R.G. Schultz and J.H. Van Harmelen as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January 2013.

/s/ Gregory D. Tretiak
Member of the Board of Directors of
Great-West Life & Annuity Insurance Company

Witness:

/s/ Maria Cristina Cocca
Signature

Maria Cristina Cocca
Name (Printed)